EXHIBIT 10.2

NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual General Meeting (the “Meeting”) of the shareholders of AUSTIN DEVELOPMENTS CORP. (the “Company”) will be held on November 29, 2002 at Suite 602, 570 Granville Street, Vancouver, British Columbia, Canada, at the hour of 10:00 am (local time in Vancouver, B.C.) for the following purposes:

1.

To receive the audited annual financial statements of the Company for its fiscal year ended May 31, 2002;

2.

To determine the number of directors of the Company at three (3) for the ensuing year;

3.

To elect directors for the ensuing year;

4.

To re-appoint De Visser Gray, Chartered Accountants, as the Company’s auditor for the ensuing fiscal year and to authorize the directors to set the auditor’s remuneration;

5.

To consider, and if thought fit, approve the adoption of an incentive stock option plan; and

6.

To approve the transaction of such other business as may properly come before the Meeting.

Accompanying this Notice of Meeting is an Information Circular, Instrument of Proxy and Financial Statements for the fiscal year ended May 31, 2002.  The Information Circular provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice.  A Registered Shareholder who is unable to attend the meeting in person is entitled to appoint a proxyholder to attend and vote in his stead.  If you cannot be personally present, please refer to the notes accompanying the Instrument of Proxy enclosed and then complete and deposit the Instrument of Proxy with Pacific Corporate Trust Company within the time set out in the notes, as set out below.

The Instrument of Proxy must be signed by the Registered Shareholder or by his or her attorney authorized in writing, or, if the Registered Shareholder is a corporation, by an officer or director thereof as an authorized signatory.  The completed Instrument of Proxy must be deposited at the office of Pacific Corporate Trust Company at least 48 hours before the time of the meeting (excluding Saturdays, Sundays and holidays), or any adjournment thereof.

The enclosed Instrument of Proxy is solicited by management but you may amend it, if you so desire, by striking out the names of the management proxyholders shown and inserting in the space provided the name of the person you wish to represent you at the meeting.

DATED at Vancouver, British Columbia, this 15th day of October, 2002.

BY ORDER OF THE BOARD

Patrick Power

Director

AUSTIN DEVELOPMENTS CORP.

(the “Company”)

#1473 – 595 Burrard Street

P.O. Box 49057

Vancouver, B.C.

V7X 1C4

Ph: (604) 689-1799

Ph: (604) 689-8199

REPORT TO SHAREHOLDERS

The Company is involved in the acquisition, exploration and, if warranted, development of oil and gas properties.

CHANGE IN MANAGEMENT

During, and subsequent to, the fiscal year ended May 31, 2002, the Company underwent a change in management.  The following directors have resigned from the Board - John Johnston, Brian Richards and Steve Radvak (President) – effective September 2001, May 2002 and September 2002, respectively.  The Board of Directors now consists of Patrick Power (President), Troy Mochoruk and Ralph Newson.

OIL AND GAS PROPERTY

Elkhorn, Manitoba Property

In March 2002 the Company entered into a farmin agreement to acquire a 100% working interest in an oil and gas prospect known as the Elkhorn property.  The property is located 70 miles northeast of Brandon, Manitoba, five miles east of the developed Kirkella oilfield and nine miles northwest of the Virden oilfield.

To earn its interest the Company must pay $5,000 upon receipt of regulatory consent (received October 9, 2002) and was required to elect by September 30, 2002 to commit to drill a test well.  The Company is currently negotiating an extension to these terms and considers the agreement to be in good standing.

The property is subject to a non-convertible overriding royalty of 7.5% and landowner royalties.

The Company has granted an option whereby the optionee can earn 25% of the Company’s interest in this property.  To earn its interest the optionee has paid the Company cash of $7,500 and must pay a further $7,500 on its completion of a minimum $100,000 private placement financing.  In addition, the optionee must bear 33.3% of all exploration and development costs incurred by the Company on the property.

FINANCINGS AND PRINCIPAL PURPOSES

During the fiscal year the Company did not issue any shares.  As at May 31, 2002, the Company had received $178,500 in subscriptions related to a private placement to issue 1,800,000 units at $0.10 per unit.  In June 2002 the Company issued 140,000 of these units and intends to issue the remaining 1,660,000 units shortly - upon filing of an Annual Information Form (“AIF”) with regulatory authorities.  Each unit consists of one share and one non-transferable share purchase warrant.  Each warrant entitles the holder to purchase an additional share at an exercise price of $0.15 per share for a period of two years.  With respect to the 140,000 units already issued by the Company, the attached warrants expire on June 26, 2004.

The proceeds of the private placement are for working capital, exploration work on the Company’s Elkhorn, Manitoba property, and investigation/evaluation of potential new oil and gas prospects.

In September 2002 the Company announced a proposed private placement of up to 2,300,000 units at a price of $0.10 per unit.  The Company has since increased the proposed offering to up to 2,600,000 units.  Each unit will consist of one share and one non-transferable share purchase warrant.  Each warrant will entitle the holder to purchase an additional share at an exercise price of $0.12 per share for a period of two years.  The Company has received regulatory acceptance of this financing and expects to close it shortly.

The Company intends to use the proceeds of the private placement for a work program on the Company’s Elkhorn property.

VARIATIONS IN OPERATING RESULTS

There are no material differences in the actual use of proceeds from previous disclosure regarding the intended use of proceeds.

INVESTOR RELATIONS CONTRACTS

The Company did not enter into any investor relations contracts during the fiscal year or to the date of this report.  No significant costs in this area were incurred during the year.

ON BEHALF OF THE BOARD OF DIRECTORS

“Patrick Power”

Patrick Power, President

October 17, 2002

Vancouver, B.C.

AUSTIN DEVELOPMENTS CORP.

INFORMATION CIRCULAR

(all information as at October 15, 2002 unless otherwise noted)

PERSONS MAKING THE SOLICITATION

This Information Circular is furnished in connection with the solicitation of proxies being made by the management of Austin Developments Corp. (the "Company") for use at the Annual General Meeting of the Company’s shareholders (the "Meeting") to be held on November 29, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Meeting.  While it is expected that the solicitation will be made primarily by mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Company.

All costs of this solicitation will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying form of Proxy are directors or officers of the Company.  A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER’S BEHALF AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKING OUT THE TWO PRINTED NAMES, OR BY COMPLETING ANOTHER FORM OF PROXY.  A Proxy will not be valid unless the completed, dated and signed form of Proxy is delivered to Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting.

A shareholder who has given a Proxy may revoke it by an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the registered and records office of the Company, at Suite 602, 570 Granville Street, Vancouver, British Columbia, Canada V6C 3P1, at any time up to and including the last business day preceding the day of the Meeting or any adjournment of it or to the Chair of the Meeting on the day of the Meeting or any adjournment of it.

A revocation of a Proxy does not affect any matter on which a vote has been taken prior to the revocation.

EXERCISE OF DISCRETION

If the instructions in a Proxy are certain, the shares represented thereby will be voted on any poll by the persons named in the Proxy and, where a choice with respect to any matter to be acted upon has been specified in the Proxy, the shares represented thereby will, on a poll, be voted or withheld from voting in accordance with the specifications so made.

Where no choice has been specified by the shareholder, such shares will, on a poll, be voted in accordance with the notes to the form of Proxy.

The enclosed form of Proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the persons appointed proxyholders thereunder to vote with respect to any amendments or variations of matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.  At the time of the printing of this Information Circular, the management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting.  For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the last completed fiscal year, no insider of the Company, nominee for director, or any associate or affiliate of an insider or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Company is authorized to issue 100,000,000 common shares without par value.  As at the date hereof, the Company has issued and outstanding 2,018,545 fully paid and non-assessable Common shares without par value, each share carrying the right to one vote.  The Company has no other classes of voting securities.

Any shareholder of record at the close of business on October 15, 2002 who either personally attends the Meeting or who has completed and delivered a Proxy in the manner specified, subject to the provisions described above, shall be entitled to vote or to have such shareholder’s shares voted at the Meeting.

To the knowledge of the directors and senior officers of the Company, no persons or corporations beneficially own, directly or indirectly, or exercise control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended May 31, 2002 and the auditor’s report thereon accompanying this Information Circular will be placed before the meeting for consideration by the members.

EXECUTIVE COMPENSATION

Set out below are particulars of compensation paid to the following persons (the "Named Executive Officers"):

(a)

the Company’s chief executive officer;

(b)

each of the Company’s four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000 per year; and

(c)

any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year.

As at May 31, 2002 the end of the most recently completed fiscal year of the Company, the Company had two named Executive Officers, namely, Patrick Power and Steve Radvak.  Their positions within the Company are set out in the summary of compensation table below.

Summary of Compensation

The following table is a summary of compensation paid to the Named Executive Officers for each of the Company’s three most recently completed fiscal years.

Name and Principal Position of Named Executive Officer	Fiscal Year Ending	Annual Compensation			Long Term Compensation			All Other Compensation
					Awards		Payouts
		Salary	Bonus	Other Annual Compen-sation	Securities Under Options / SARs(1) Granted	Restricted Shares or Restricted Share Units	LTIP(2) Pay-Outs
Patrick Power President	2002 2001 2000	Nil Nil Nil	Nil Nil Nil	$22,500 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Steve Radvak(3) Former President	2002 2001 2000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)

Stock appreciation rights.

(2)

Long term incentive plans.

(3)

Mr. Radvak resigned as President of the Company on September 17, 2001.

Long-Term Incentive Plans, Options and SARs - Awards in Most Recently Completed Fiscal Year

During the most recently completed fiscal year, there were no SARs (stock appreciation rights) or incentive stock options granted to the Named Executive Officers.  The Company has no long-term incentive plans in place and therefore there were no awards made under any long-term incentive plan to the Named Executive Officers during the Company’s most recently completed fiscal year.  A "Long-Term Incentive Plan" is a plan under which awards are made based on performance over a period longer than one fiscal year, other than a plan for options, SARs (stock appreciation rights) or restricted share compensation.

Name	Securities Under Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Financial Year	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security)(1)	Expiration Date
Patrick Power	Nil / Nil	Nil	Nil	Nil	Nil
Steve Radvak	Nil / Nil	Nil	Nil	Nil	Nil

Aggregated Option/SAR Exercises During the Most Recently
Completed Fiscal Year and Fiscal Year End Option/SAR Values

During the most recently completed fiscal year, there were no incentive stock options or SARs exercised by the Named Executive Officers.

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Fiscal Year-End Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable / Unexercisable
Patrick Power	Nil	Nil	Nil / Nil	Nil / Nil
Steve Radvak	Nil	Nil	Nil / Nil	Nil / Nil

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no other compensatory plans or arrangements with respect to the Named Executive Officers resulting from the resignation, retirement or other termination of employment or from a change of control of the Company.

Compensation of Directors

Compensation for the Named Executive Officers has been disclosed above.  No cash compensation was paid to any director of the Company for the director’s services as a director during the fiscal year ended May 31, 2002.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX Venture Exchange Inc.  During the most recently completed financial year, the Company did not grant any incentive stock options.

MANAGEMENT CONTRACTS

Management functions of the Company are generally performed by directors and senior officers of the Company and not, to any substantial degree, by any other person to whom the Company has contracted.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE AND SENIOR OFFICERS

During the last completed fiscal year, no director, executive officer, senior officer or nominee for director of the Company or any of their associates has been indebted to the Company or any of its subsidiaries, nor has any of these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support in agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

PARTICULARS OF MATTERS TO BE ACTED UPON

Number of Directors

Management of the Company is seeking shareholder approval of an ordinary resolution determining the number of directors of the Company at three (3) for the ensuing year.

Election of Directors

The term of office of each of the present directors expires at the Meeting.  The persons named below will be presented for election at the Meeting as management’s nominees.  Management does not contemplate that any of these nominees will be unable to serve as a director.  Each director elected will hold office until the next annual general meeting of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated in accordance with the Articles of the Company or with the provisions of the Company Act (British Columbia) ("Company Act").

The following table sets out the names of the nominees for election as directors, the country in which each is ordinarily resident, all offices of the Company now held by each of them, their principal occupations, the period of time for which each has been a director of the Company, and the number of common shares of the Company or any of its subsidiaries beneficially owned by each, directly or indirectly, or over which control or direction is exercised, as at the date hereof.

Name, Occupation (1), Present Position(s) with the Company, Resident Country	Date(s) Served as a Director	Common Shares Held
Patrick Power (2), Businessman President and Director Canada	Since August 2, 2001	Nil
Ralph Newson(2), Geologist Director Canada	Since September 17, 2001	Nil
Troy Mochoruk(2), Businessman Director Canada	Since May 8, 2002	Nil

(1)

Includes shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as at the date of this Information Circular.

(2)

Member of the Company’s Audit Committee.

Advance Notice of the Annual General Meeting was published, pursuant to section 111 of the Company Act in The Vancouver Sun, a Vancouver, British Columbia newspaper, on October 2, 2002 and no nominations for Directors were received from the members of the Company.

Appointment and Remuneration of Auditor

Shareholders will be asked to approve the appointment of De Visser Gray, Chartered Accountants, as the auditor of the Company to hold office until the next annual general meeting of the shareholders at a remuneration to be fixed by the directors.  De Visser Gray, Chartered Accountants were appointed auditor of the Company on December 13, 1999.

Stock Option Plan

In accordance with Policy 4.4 of the TSX Venture Exchange Inc. (the “Exchange”), the directors of the Company have adopted the Austin Developments Corp. 2002 Stock Option Plan (the “Plan”), subject to shareholder and Exchange approval.  The Plan complies with the requirements of Exchange Policy 4.4 for Tier 2 issuers.  Under the Plan, a maximum of 10% of the issued and outstanding shares of the Company are proposed to be reserved at any time for issuance on the exercise of stock options.  As the number of shares reserved for issuance under the Plan increases with the issue of additional shares by the Company, the Plan is considered to be a “rolling” stock option plan.

A copy of the Plan will be available at the Meeting for review by the shareholders at the Meeting.

Particulars of the Plan

The following is a summary of the principal terms of the Plan.

The Plan provides that stock options may be granted to directors, senior officers, employees and consultants of the Company (and any subsidiary of the Company) and management company employees.  For the purposes of the Plan, the terms “employees”, “consultants” and “management company employees” have the meanings set out in Exchange Policy 4.4.  In addition, the term “director” is defined in Exchange Policy 4.4 to include directors, senior officers and management company employees.

Under the Plan, the Company’s board of directors (the “Board”) may, from time to time, designate a director or other senior officer or employee of the Company as administrator (the “Administrator”) for the purposes of administering the Plan.  Initially, the Administrator will be the Secretary of the Company.

The Plan provides for the issuance of stock options to acquire at any time up to a maximum of 10% of the issued and outstanding common shares of the Company (subject to standard anti-dilution adjustments).  If a stock option expires or otherwise terminates for any reason without having been exercised in full, the number of common shares reserved for issuance under that expired or terminated stock option shall again be available for the purposes of the Plan.  Any stock option outstanding when the Plan is terminated will remain in effect until it is exercised or it expires.

The Plan provides that it is solely within the discretion of the Board to determine who should receive stock options and in what amounts, subject to the following conditions:

(a)

options will be non-assignable and non-transferable except that they will be exercisable by the personal representative of the option holder in the event of the option holder’s death;

(b)

options may be exercisable for a maximum of five years from the date of grant;

(c)

options to acquire no more than 5% of the issued shares of the Company may be granted to any one individual in any 12 month period;

(d)

options to acquire no more than 2% of the issued shares of the Company may be granted to any one consultant in any 12 month period;

(e)

options to acquire no more than an aggregate of 2% of the issued shares of the Company may be granted to an employee conducting Investor Relations Activities (as defined in Exchange Policy 1.1), in any 12 month period;

(f)

options held by an option holder who is a director, employee, consultant or management company employee must expire within 90 days after the option holder ceases to be a director, employee, consultant or management company employee;

(g)

options held by an option holder who is engaged in Investor Relations Activities must expire within 30 days after the option holder ceases to be employed by the Company to provide Investor Relations Activities; and

(h)

in the event of an option holder’s death, the option holder’s personal representative may exercise any portion of the option holder’s vested outstanding options for a period of one year following the option holder’s death.

The Plan provides that other terms and conditions may be attached to a particular stock option, such terms and conditions to be referred to in a schedule attached to the option certificate.  Stock options granted to directors, senior officers, employees or consultants will vest when granted unless otherwise determined by the Board on a case by case basis, other than stock options granted to consultants performing Investor Relations Activities, which will vest in stages over 12 months with no more than ¼ of the options vesting in any three month period.

In addition, under the Plan a stock option will expire immediately in the event a director or senior officer ceases to be a director or senior officer of the Company as a result of (i) ceasing to meet the qualifications under the Company Act (British Columbia), (ii) the passing of a special resolution by the shareholders or (iii) an order made by a regulatory authority.  A stock option will also expire immediately in the event an employee ceases to be an employee as a result of termination for cause or an employee or consultant ceases to be an employee or consultant as a result of an order made by a regulatory authority.

The price at which an option holder may purchase a common share upon the exercise of a stock option will be as set forth in the option certificate issued in respect of such option and in any event will not be less than the discounted market price of the Company’s common shares as of the date of the grant of the stock option (the “Award Date”).  The market price of the Company’s common shares for a particular Award Date will typically be the closing trading price of the Company’s common shares on the day immediately preceding the Award Date, or otherwise in accordance with the terms of the Plan.  Discounted market price means the market price less a discount of up to 25% if the market price is $0.50 or less; up to 20% if the market price is between $2.00 and $0.51; and up to 15% if the market price is greater than $2.00.

In no case will a stock option be exercisable at a price less than the minimum prescribed by each of the organized trading facilities or the applicable regulatory authorities that would apply to the award of the stock option in question.

The Plan also provides that (a) disinterested shareholder approval will be obtained for any reduction in the exercise price of an option held by an insider of the Company and (b) options cannot be granted to employees, consultants or management company employees that are not bona fide employees, consultants or management company employees, as the case may be.

Common shares will not be issued pursuant to stock options granted under the Plan until they have been fully paid for by the option holder.  The Company will not provide financial assistance to option holders to assist them in exercising their stock options.

Shareholder Approval

In order to exercise stock options granted under the Plan, the Plan must first be accepted by the Exchange.  In order to obtain Exchange acceptance, the Exchange requires that “rolling” stock option plans receive shareholder approval at a company’s annual general meeting.

For these reasons and also to ensure that the Plan is acceptable to the Company’s shareholders, the directors of the Company will ask the shareholders to approve the Plan at the Meeting.

Accordingly, the shareholders will be asked to consider and, if thought fit, pass the following resolution.

“Resolved that, subject to TSX Venture Exchange Inc. (the “Exchange”) approval:

1.

the Company adopt the Austin Developments Corp. 2002 Stock Option Plan (the “Plan”), including the reserving for issuance under the Plan at any time of a maximum of 10% of the issued common shares of the Company;

2.

the Company be and is hereby authorized to grant stock options under the Plan, in accordance with its terms;

3.

the Company be and is hereby authorized to prepare such disclosure documents and make such submissions and filings as the Company may be required to make with the Exchange to obtain Exchange acceptance of the Plan; and

4.

authority be and is hereby granted to the Board of Directors of the Company to make such amendments to the Plan as are required by the Exchange to obtain Exchange acceptance of the Plan.

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the Proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

CERTIFICATE

The foregoing contains no untrue statements of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

ON BEHALF OF THE BOARD

“Patrick Power”
President

Proxy

GENERAL MEETING OF SHAREHOLDERS OF

AUSTIN DEVELOPMENTS CORP.

TO BE HELD AT SUITE 602, 570 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA ON FRIDAY, NOVEMBER 29, 2002, AT 10:00 AM

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Patrick Power, a Director of the Company, or failing this person, Ralph Newson, a Director of the Company, or in the place of the foregoing,                                                        (print the name), as proxyholder for and on behalf of the  Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against	Withhold
1. Appointment of De Visser Gray as auditors of the Company		N/A
2. To authorize the Directors to fix the Auditors’ remuneration		N/A
3. To determine the number of Directors at three (3)		N/A
4. To elect as Director, Patrick Power		N/A
5. To elect as Director, Ralph Newson		N/A
6. To elect as Director, Troy Mochoruk		N/A
7. To approve the adoption of an incentive stock option plan.			N/A
8. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions		N/A

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)  appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)  appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.   The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

Telephone voting can be completed at 1-888-Tel-Vote (1-888-835-8683)

and

Internet voting at http://www.stocktronics.com/webvote